                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 15, 2004
                                                          --------------

                     Merrill Lynch Mortgage Investors, Inc.
--------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)


   Delaware                       333-112231                     13-3416059
--------------------------------------------------------------------------------
(State or other                  (Commission                    (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)


4 World Financial Center, 10th Floor
           New York, NY                                              10080
--------------------------------------------------------------------------------
(Address of principal executive offices)                           Zip Code



           Registrant's telephone, including area code: (212) 449-1000


                                 Not Applicable
         (Former name and former address, if changed since last report)

ITEM 5. Other Events

     Acquisition or Disposition of Assets: General
     ---------------------------------------------

     On July 15, 2004, Terwin Mortgage Trust, Series TMTS 2004-5HE (the "Trust"), acquired $17,485,771.14 of Subsequent Mortgage Loans pursuant to the terms of the Pooling and Servicing Agreement dated as June 1, 2004, among Merrill Lynch Mortgage Investors, Inc., as Depositor, Terwin Advisors LLC, as Seller, Chase Manhattan Mortgage Corporation, as Master Servicer, JPMorgan Chase Bank, as Securities Administrator and Backup Servicer, Countrywide Home Loans Servicing LP, as Servicer, GreenPoint Mortgage Funding Inc., as Servicer, Specialized Loan Servicing, LLC, as Servicer and U.S. Bank National Association, as Trustee. The Subsequent Mortgage Loans possess the characteristics required by the Prospectus, dated June 18, 2004 and the Prospectus Supplement dated June 24, 2004 (together the "Prospectus").

ITEM 7. Financial Statements and Exhibits

     (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                     Description
-----------                     -----------

10 Subsequent Transfer Instrument (without attachments) dated as of July 15, 2004 between Merrill Lynch Mortgage Investors, Inc., as seller (the "Depositor") and U.S. Bank National Association, as Trustee.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MERRILL LYNCH MORTGAGE INVESTORS, INC.

Date: July 30, 2004


                                          By:  /s/ Matthew Whalen
                                             ---------------------------------
                                          Name:  Matthew Whalen
                                          Title: President

                                INDEX TO EXHIBITS
                                -----------------


Exhibit No.                     Description
-----------                     -----------

10 Subsequent Transfer Instrument (without attachments) dated as of July 15, 2004 between Merrill Lynch Mortgage Investors, Inc., as seller (the "Depositor") and U.S. Bank National Association, as Trustee.